Federated MDT All Cap Core Fund

A Portfolio of Federated MDT Series

Summary PROSPECTUS

November 5, 2010

CLASS K SHARES (TICKER QKACX)
(Effective December 31, 2010, the Fund's Class K Shares will be redesignated as Class R Shares)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated November 5, 2010, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking long-term capital appreciation by investing primarily in the common stock of U.S. companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.75%
Distribution (12b-1) Fee	0.50%
Other Expenses	0.68%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.94%
Fee Waivers and/or Expense Reimbursements[1]	0.08%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.86%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's Class K Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.85% (the “Fee Limit”) through the later of (the “Termination Date”): (a) November 5, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund's Class K Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class K Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class K Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$197
3 Years	$609
5 Years	$1,047
10 Years	$2,264

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 135% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund's investment adviser (“Adviser”) implements its strategy using a quantitative computer model driven by fundamental stock selection variables, including company valuations, profit trends and earnings risks. This process, called the Optimum Q Process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk.

The Adviser's investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 30, 2010, companies in the Russell 3000® Index ranged in market capitalization from $26.0 million to $304.2 billion. The Fund may invest in derivatives, such as options or futures, for any purpose consistent with its investment strategy. As more fully described in this Prospectus, the Fund's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, exchange-traded funds (ETFs) and derivative instruments, such as futures and options.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Small, Medium and Large Sized Companies Risks. The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. You should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.

  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund could incur losses.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that was completed on or about the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT All Cap Core Fund. The MDT All Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The Fund's Class K Shares commenced operations on December 12, 2006. For the period prior to the commencement of operations of Class K Shares, the performance information shown in the bar chart below is for the Fund's Institutional Shares, adjusted to reflect the expenses of Class K Shares.

The bar chart and performance table below reflect historical performance data for the Fund's Class K Shares. The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class K Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund's Class K Shares total return for the nine-month period from January 1, 2010 to September 30, 2010 was (0.73)%.

Within the periods shown in the bar chart, the Fund's Class K Shares highest quarterly return was 13.78% (quarter ended June 30, 2009). Its lowest quarterly return was (26.47)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Class K Shares.

(For the Period Ended December 31, 2009)

	1 Year	5 Years	Start of Performance[1]
Class K Shares:
Return Before Taxes	18.47%	(1.89)%	4.65%
Russell 3000®Index[2] (reflects no deduction for fees, expenses or taxes)	28.34%	0.76%	7.12%
Lipper Multi-Cap Core Funds Index[3] (reflects no deduction for fees, expenses or taxes)	35.30%	1.41%	7.25%
1	The start of performance date was October 1, 2002. Class K Shares commenced operations on December 12, 2006. Performance results shown before that date are for the Institutional Shares, but adjusted to reflect sales charges or the contingent deferred sales charge and expenses applicable to each respective Class.
2	The Russell 3000®Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and is completely reconstituted annually to ensure that new and growing equities are reflected. The index is unmanaged and investments can not be made directly in an index.
3	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Fund Management

The Fund's Investment Adviser (“Adviser”) is Federated MDTA LLC.

Daniel J. Mahr, Managing Director of Research, has been the Fund's portfolio manager since August 2008.

Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager since August 2008.

Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager since August 2008.

Purchase and Sale of Fund Shares

The required minimum initial investment for Fund Shares is $250. The minimum initial and subsequent investment amounts for IRA Rollovers from retirement plans are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. The minimum investment amount for Systematic Investment Programs is $50.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

Tax Information

The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated MDT All Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-21904

Cusip 31421R718

Q450567 (11/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.